Restructuring Costs and Similar Items	6 Months Ended
Jun. 30, 2022
Analysis of income and expense [abstract]
Restructuring Costs and Similar Items

B.16. RESTRUCTURING COSTS AND SIMILAR ITEMS
Restructuring costs and similar items comprise the following:

(€ million)	June 30, 2022 (6 months)	June 30, 2021 (6 months)	(b)	December 31, 2021 (12 months)
Employee-related expenses	524	72		193
Charges, gains or losses on assets(a)	(2)	65		110
Compensation for early termination of contracts (other than contracts of employment)	—	10		34
Costs of transformation programs	266	188		463
Other restructuring costs	4	8		20
Total	792	343		820
(a) This line consists of impairment losses and accelerated depreciation charges related to site closures (including leased sites), and gains or losses on divestments of assets arising from reorganization decisions made by Sanofi.
(b) Includes the impacts of the IFRIC final agenda decisions of March 2021 on the costs of configuring or customising application software used in a Software as a Service (SaaS) arrangement, as described in Note A.2.1 to the consolidated financial statements for the year ended December 31, 2021.
The €449 million year-on-year increase in restructuring costs and similar items mainly reflects provisions for severance benefits recognized further to announcements made during the first half of 2022. It also reflects ongoing transformational projects, primarily those associated with the creation of the new standalone Consumer Healthcare entity and the implementation of Sanofi’s new digital strategy.